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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                FORM 8-K/A No. 1


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                                 August 30, 2002
                                (Date of Report)


                         VENTURES-NATIONAL INCORPORATED
             (Exact name of registrant as specified in its charter)


             Utah                   000-32847                  87-0433444
 (State or other jurisdiction      (Commission                (IRS Employer
       of incorporation)           File Number)             Identification No.)

         1855 Norman Avenue, Santa Clara, California 95054-2029
                    (Address of principal executive offices)


                                 (408) 727-7513
              (Registrant's telephone number, including area code)


         (Former name or former address, if changed since last report.)



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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements of Business Acquired.

         Item 7 of the Current Report on Form 8-K, dated August 30, 2002, and filed on September 4, 2002, of the Registrant is hereby amended to include therein the following:

                  (i) Titan EMS, Inc. Balance Sheet dated as of December 31, 2001, with Accountants' Compilation Report (filed as Exhibit 99.1 hereto); and

                  (ii) SVPC Partners LLC Audited Financial Statements from January 12, 2001 (inception) through December 31, 2001 (filed as Exhibit 99.2 hereto).

         It is impracticable to provide a portion of the required financial information at the date of the filing of this amendment to the Form 8-K. The additional required financial information will be provided as soon as practicable.

         (b)      Pro Forma Financial Information.

         It is impracticable to provide the required pro forma financial information at the date of the filing of this Form 8-K. The required pro forma financial information will be provided as soon as practicable.

         (c)      Exhibits.

                  10.1 Agreement And Plan Of Merger, dated as of August 12, 2002, among Ventures-National Incorporated, Titan EMS Acquisition Corporation, and Titan EMS, Inc.*
                  10.2 Contribution Agreement dated as of August 6, 2002, by and between Titan EMS, Inc. and SVPC Partners, LLC.*
                  10.3 Contribution Agreement dated as of August 6, 2002 by and between Titan EMS, Inc. and Louis George.*
                  10.4     Employment Agreement dated as of August 6, 2002 by
                           and between Titan EMS, Inc. and Louis George.*
                  10.5 Employment Agreement dated as of August 12, 2002 by and between Titan EMS, Inc. and Stephen Saul
                           Kennedy.*
                  10.6 Consulting Agreement dated as of July 29, 2002 by and between Robert Ciri and the Company.*
                  10.7     Consulting Agreement dated as of July 29, 2002, by
                           and among the Company, Jenson Services, Inc., Duane
                           S. Jenson, Jeffrey D. Jenson, Travis T. Jenson,
                           Thomas J. Howells, Jeffrey D. Jensen, Leonard W. Burningham and James P. Doolin.*
                  10.8 Consulting Agreement dated as of July 29, 2002 by and between the Company and STAR Associates, LLC.*
                  10.9     Financial Advisory Agreement dated as of July 29,
                           2002 by and between the Company and STAR Associates, LLC.*
                  10.10    Letter Agreement dated August 26, 2002 by and between
                           Titan EMS, Inc. and Phoenix Business Trust.*
                  10.11    Letter Agreement dated August 26, 2002 by and between
                           Titan EMS, Inc. and Forest Home Investors I, LLC.*
                  10.12    Indemnification Agreement dated August 19, 2002 by
                           and among the Company, Titan EMS and Jenson Services, Inc.*
                  10.13 Option Agreement dated as of August 22, 2002 by and among the Company, Jenson Services, Inc., Duane S. Jenson, Jeffrey D. Jenson, Travis T. Jenson, Thomas
                           J. Howells, James P. Doolin, Leonard W. Burningham, Esq. and Interwest Transfer Company.**
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                  10.14    Letter Agreement dated August 30, 2002 by and between
                           Ventures-National Incorporated and Irrevocable Children's Trust.***
                  10.15 Letter Agreement dated August 30, 2002 by and between Ventures-National Incorporated and Ohio Investors of Wisconsin LLC.***
                  10.16    Titan EMS, Inc. Balance Sheet dated as of December
                           31, 2001, with Accountants' Compilation Report.
                  10.17 SVPC Partners LLC Audited Financial Statements from January 12, 2001 (inception) through December 31, 2001.
                  23.1     Consents of Stonefield Josephson, Inc.
                  99.1     Titan EMS, Inc. Balance Sheet dated as of December
                           31, 2001, with Accountants' Compilation Report.
                  99.2 SVPC Partners LLC Audited Financial Statements from January 12, 2001 (inception) through December 31, 2001.


* Previously filed with and incorporated herein by reference to the Current Report on Form 8-K dated August 30, 2002, and filed September 4, 2002.

** Previously filed with and incorporated herein by reference to the Current Report on Form 8-K, dated August 30, 2002, filed on September 4, 2002, and as amended in the Current Report on Form 8-K, dated and filed on September 11, 2002.

*** Previously filed with and incorporated herein by reference to the Current Report on Form 8-K, dated and filed on September 11, 2002.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  September 20, 2002

                               VENTURES-NATIONAL INCORPORATED


                               By: /s/ Louis George
                                  ----------------------------------------------
                               Name:  Louis George
                               Title: President and Chief Executive Officer


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                        INDEX TO EXHIBITS FILED HEREWITH


Exhibit No.         Description
-----------         -----------

23.1                Consent of Stonefield Josephson, Inc.
99.1 Titan EMS, Inc. Balance Sheet dated as of December 31, 2001, with Accountants' Compilation Report.
99.2                SVPC Partners LLC Audited Financial Statements from
                    January 12, 2001 (inception) through December 31, 2001.